UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 1995

                           HEART LABS OF AMERICA, INC.
             (Exact name of registrant as specified in its Charter)

       FLORIDA                         0-20356                    65-0158479
(State or other jurisdiction     (Commission file no.)        (IRS Employer Id
    of incorporation)                                               Number)

         1903 S. CONGRESS AVE, SUITE 400, BOYNTON BEACH, FLORIDA 33426
          (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code 561-737-2227

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

        (a)    Description of Acquisition

        In October 1995, the Company acquired through Technomed, Inc., pursuant to a Share Exchange Agreement, Essential Medical Centers, Inc. ("Essential") and Prime Dental Care, Inc. ("Prime"). This Agreement was amended May 8, 1996. Pursuant to the terms of the Amended Exchange Agreement, the Company was required to issue 575,526 shares of its common stock for 100% of Essential and 100% Prime outstanding common stock. In addition, two parcels of real property with building improvements were purchased for an additional 252,132 shares. Should Prime and Essential have pre-tax earnings of $350,000 for their fiscal year ended July 31, 1996, the Company will issue 375,000 shares of Technomed at $1.00 per value, convertible preferred stock, convertible into shares of the Company's common stock, to one of the Prime/Essential shareholders. If the pre-tax earnings are less than $350,000, the number of preferred shares to be issued will decrease proportionately. The Company originally was required to issue an additional 375,000 shares of Technomed convertible preferred stock to Harry Kobrin, the other Prime/Essential shareholder, however, since Mr. Kobrin was appointed as the Company's Vice President of Acquisitions, and as such is no longer in control of the day-to-day operations of Prime/Essential, he has waived his rights to the convertible preferred shares. The Company will compensate Mr. Kobrin for his performance in 1996 through the issuance of stock options to purchase 264,000 shares at .375 per share.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial statements of the business acquired, prepared pursuant to Rule 3.05 of Regulation S-X and provided to Heart Labs of America, Inc. by Essential Care Medical Centers, Inc. and Prime Dental Care, Inc.:

                         AUDITED FINANCIAL STATEMENTS OF
      ESSENTIAL CARE MEDICAL CENTERS, INC. AND PRIME DENTAL CENTERS, INC.


        DECEMBER 31, 1994
        Report of Earl M. Cozen, Certified Public Accountant

        Combining Balance Sheet
        Combined Statement of Operations and (Deficit)
        Combining Statement of Cash Flows
        Notes to Combining Financial Statements

           AUDITED FINANCIAL STATEMENTS OF PRIME DENTAL CENTERS, INC.

        DECEMBER 31, 1993
        Report of Earl M. Cohen, Certified Public Accountant

        Balance Sheet
        Statement of Operations and (Deficit)
        Statement of Cash Flows
        Notes to Financial Statements

         (b) Pro forma financial information required pursuant to Article II of Regulation S-X:

Pro forma Condensed Combined Balance Sheet as of December 31, 1994

Pro forma Condensed Statement of Operations and Retained earnings for the twelve months ended December 31, 1994.

        The unaudited pro forma condensed combined balance sheet as of December 31, 1994 and the unaudited pro forma condensed combined statement of operations for the twelve months ended December 31, 1994 give effect to the acquisition, accounted for as a purchase, as if it had occurred on January 1, 1994. The pro forma information is based on historical financial statements of Essential, Prime and Heart Labs of America, Inc. after giving effect to the proposed transaction using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The pro forma financial statements have been prepared on the basis of preliminary estimates.

        The pro forma statements have been prepared by Heart Labs of America, based upon the financial statements of Essential Care Medical Centers, Inc. and Prime Dental Centers, Inc., which have been provided by Essential and Prime. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and notes to the Essential, Prime and audited financial statements of Heart Labs of America, Inc.

         (c)   EXHIBITS

               EXHIBIT NUMBER       DESCRIPTION
               --------------       -----------
                      10.1          Share Exchange Agreement*
                      10.2          Amendment to Share Exchange Agreement
         --------------
         ** Filed as an exhibit to the Company's Form 10-KSB for the year ended
            December 31, 1995.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Heart Labs of America, Inc.

Date:   June 28, 1996                              By: /s/ DAWN DELLA
                                                   Chief Financial Officer

                                    EXHIBIT 1

                         AUDITED FINANCIAL STATEMENTS OF

                      ESSENTIAL CARE MEDICAL CENTERS, INC.
                                       AND
                           PRIME DENTAL CENTERS, INC.

                                       AND

                         PRO FORMA FINANCIAL INFORMATION

                       ESSENTIAL CARE MEDICAL CENTER, INC.
                                       AND
                           PRIME DENTAL CENTERS, INC.

                                    CONTENTS

                                                                   PAGE
                                                                   ----
Independent Auditor's Report .....................................   1

Financial Statements:

  Combining Balance Sheet ........................................   2

  Combining Statement of Operations
   and (Deficit) .................................................   3

  Combining Statement of Cash Flows ..............................  4-5

  Notes to Combining Financial Statements ........................  6-10

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Essential Care Medical Center, Inc
Prime Dental Centers, Inc.
Miami, Florida

I have audited the accompanying combining balance sheet of Essential Care Medical Center, Inc and Prime Dental Centers, Inc. as of December 31, 1994 and the related combining statements of operations and (deficit) and cash flows for the periods from January 1, 1994 through December 31, 1994. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of Essential Care Medical Center, Inc and Prime Dental Centers, Inc. as of December 31, 1994 and the results of its operations and cash flows for the periods from January 1, 1994 through December 31, 1994 in conformity with generally accepted accounting principles.

                                                  /s/  EARL M. COLEN
                                                       CPA PA.
June 10, 1996

                       ESSENTIAL CARE MEDICAL CENTER, INC.
                                      AND
                           PRIME DENTAL CENTERS, INC.
                             COMBINING BALANCE SHEET
                                DECEMBER 31, 1994

                                     ASSETS

                                             ESSENTIAL
                                                CARE       PRIME
                                               MEDICAL     DENTAL
                                               CENTER     CENTERS,
                                                INC.        INC.       TOTAL
                                             ---------    --------    ---------
CURRENT ASSETS
 Cash ....................................   $   2,955    $    785    $   3,740
 Accounts receivable .....................      87,880       7,231       95,111
                                             ---------    --------    ---------
        Total Current Assets .............      90,835       8,016       98,851

PROPERTY AND EQUIPMENT ...................      25,919       9,843       35,762
                                             ---------    --------    ---------
TOTAL ASSETS .............................   $ 116,754    $ 17,859    $ 134,613
                                             =========    ========    =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Current portion of note payable .........   $   3,783    $   --      $   3,783
 Accounts payable ........................      32,191       1,212       33,403
 Payroll taxes payable ...................      15,755       5,312       21,067
                                             ---------    --------    ---------
        Total Current Liabilities ........      51,729       6,524       58,253
                                             ---------    --------    ---------
NOTE PAYABLE, LESS CURRENT PORTION .......      12,543        --         12,543
                                             ---------    --------    ---------

STOCKHOLDERS' EQUITY
 Common stock, $.01 par value, 7,500
  shares authorized, 1,000 shares
  issued .................................           1        --              1
Common stock, $1 par value, 100
 shares authorized and issued ............        --           100          100
Additional paid-in capital ...............     129,191      98,782      227,973
(Deficit) ................................     (76,710)    (87,547)    (164,257)
                                             ---------    --------    ---------
        Total Stockholders Equity ........      52,482      11,335       63,817
                                             ---------    --------    ---------
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY ..................................   $ 116,754    $ 17,859    $ 134,613
                                             =========    ========    =========

           Read accompanying Notes to Combining Financial Statements.

                       ESSENTIAL CARE MEDICAL CENTER, INC.
                                      AND
                           PRIME DENTAL CENTERS, INC.
                 COMBINING STATEMENT OF OPERATIONS AND (DEFICIT)
              PERIOD FROM JANUARY 1, 1994 THROUGH DECEMBER 31, 1994

                                         ESSENTIAL
                                            CARE         PRIME
                                           MEDICAL      DENTAL
                                           CENTER       CENTERS,
                                            INC.          INC.          TOTAL
                                         ---------      --------      ---------
NET FEE INCOME .....................     $ 380,175      $ 54,528      $ 434,703

EXPENSES
 Professional services and
  medical/dental supplies ..........       361,730        86,976        448,706
 General and administrative ........        90,098         4,355         94,453
 Depreciation and amortization .....         2,275         4,865          7,140
 Interest expense ..................         2,782          --            2,782
                                         ---------      --------      ---------
        Total Expenses .............       456,885        96,196        553,081
                                         ---------      --------      ---------
NET (LOSS) .........................       (76,710)      (41,668)      (118,378)

(DEFICIT) - BEGINNING ..............          --         (45,879)       (45,879)
                                         ---------      --------      ---------
(DEFICIT) - ENDING .................     $ (76,710)     $(87,547)     $(164,257)
                                         =========      ========      =========

           Read accompanying Notes to Combining Financial Statements.

                       ESSENTIAL CARE MEDICAL CENTER, INC.
                                      AND
                           PRIME DENTAL CENTERS, INC.
                        COMBINING STATEMENT OF CASH FLOWS
              PERIOD FROM JANUARY 1, 1994 THROUGH DECEMBER 31, 1994

                                             ESSENTIAL
                                               CARE        PRIME
                                              MEDICAL      DENTAL
                                              CENTER      CENTERS,
                                                INC.        INC.       TOTAL
                                             ---------    --------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net (loss) ..............................   $ (76,710)   $(41,668)   $(118,378)
 Adjustments to reconcile cash to
  net cash used in operating
  activities:
   Depreciation and amortization .........       2,275       4,865        7,140
    (Increase) in accounts
     receivable ..........................     (87,880)     (7,231)     (95,111)
    Increase in:
     Accounts payable ....................      32,191       1,212       33,403
     Payroll taxes payable ...............      15,755       3,325       19,080
                                             ---------    --------    ---------
NET CASH FLOWS USED IN OPERATIONS ........    (114,369)    (39,497)    (153,866)
                                             ---------    --------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchases of property and equipment .....     (10,702)       --        (10,702)
 Issuance of common stock ................           1        --              1
 Increase in additional paid-in
  capital ................................     129,191      39,765      168,956
                                             ---------    --------    ---------
NET CASH FLOWS PROVIDED BY INVESTING
 ACTIVITIES ..............................     118,490      39,765      158,255
                                             ---------    --------    ---------
CASH FLOWS FROM FINANCING
 ACTIVITIES:
  Repayment of note payable ..............      (1,166)       --         (1,166)
                                             ---------    --------    ---------
NET INCREASE IN CASH .....................       2,955         268        3,223

CASH - BEGINNING .........................        --           517          517
                                             ---------    --------    ---------
CASH - ENDING ............................   $   2,955    $    785    $   3,740
                                             =========    ========    =========

           Read accompanying Notes to Combining Financial Statements.

                       ESSENTIAL CARE MEDICAL CENTER, INC.
                                      AND
                           PRIME DENTAL CENTERS, INC.
                  COMBINING STATEMENT OF CASH FLOWS (CONTINUED)
              PERIOD FROM JANUARY 1, 1994 THROUGH DECEMBER 31, 1994

                                                  ESSENTIAL
                                                    CARE       PRIME
                                                   MEDICAL     DENTAL
                                                   CENTER     CENTERS,
                                                     INC.       INC.      TOTAL
                                                   -------      ---      -------
SUPPLEMENTAL DISCLOSURES OF CASH
 FLOW INFORMATION:
  Cash paid during the year for:
   Interest .................................      $   668      $--      $   668

SUPPLEMENTAL DISCLOSURES OF
 NONCASH INVESTING ACTIVITIES:
  Note payable incurred upon
  purchase of transportation
  equipment .................................      $17,492      $--      $17,492

           Read accompanying Notes to Combining Financial Statements.

                       ESSENTIAL CARE MEDICAL CENTER, INC.
                                      AND
                           PRIME DENTAL CENTERS, INC.
                     NOTES TO COMBINING FINANCIAL STATEMENTS
                                DECEMBER 31, 1994

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          DESCRIPTION AND NATURE OF BUSINESS

          Essential Care Medical Center, Inc. (Essential) and Prime Dental Centers, Inc. (Prime) were incorporated under the laws of the State of Florida on June 22, 1992 and April 1, 1992, respectively. Located in Miami, Florida, Essential operates a walk-in medical center and Prime operates a dental office. These companies receive its fee income from Medicare/Medicaid, health maintenance organizations, private insurance and fee for service.

          The combining financial statements include the operations of Essential for the period from June 1, 1994 through December 31, 1994 and Prime for the period from January 1, 1994 through December 31, 1994. There were no intercompany receivables or payables as of December 31,
          1994.

          REVENUE RECOGNITION

          The Companies recognize revenue when the service is rendered. Revenues are adjusted for differences between the Companies' established rates for covered services and the amounts paid by third parties.

          ALLOWANCE FOR DOUBTFUL ACCOUNTS

          Accounts receivable is recorded net of an allowance for doubtful accounts. However, as of December 31, 1994, there was no allowance for doubtful accounts. Third party providers represent substantially all of the Companies' billings and any rate adjustments by third party providers are reflected as fee adjustments.

          PROPERTY AND EQUIPMENT

          Property and equipment are recorded at cost. Expenditures for major betterments and additions are capitalized while replacements, maintenance and repairs which do not improve or extend the life of the respective assets, are charged to expense currently.

                       ESSENTIAL CARE MEDICAL CENTER, INC.
                                       AND
                           PRIME DENTAL CENTERS, INC.
                     NOTES TO COMBINING FINANCIAL STATEMENTS
                                DECEMBER 31, 1994

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          PROPERTY AND EQUIPMENT (CONTINUED)

          Depreciation is computed by the accelerated and straight-line methods including the modified accelerated cost recovery system using various rates based generally on the estimated useful lives of the assets. The estimated useful lives are summarized as follows:

           Medical equipment                                5 to 7 years
           Dental equipment                                 5 years
           Furniture and fixtures                           7 years
           Transportation equipment                         5 years
           Leasehold improvements                           5 years

          Although the use of the modified accelerated cost recovery system is not generally accepted accounting principles, the effect on depreciation is immaterial.

          INCOME TAXES

          The Companies, with the consent of its stockholders, have elected under the Internal Revenue Code to an S corporation. In lieu of corporation income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Companies' taxable income. Therefore, no provision (benefit) or liability for federal or state income taxes have been included in these financial statements.

          STATEMENT OF CASH FLOWS

          For purposes of this statement, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

          ESTIMATES

          Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and

                       ESSENTIAL CARE MEDICAL CENTER, INC.
                                       AND
                           PRIME DENTAL CENTERS, INC.
                     NOTES TO COMBINING FINANCIAL STATEMENTS
                                DECEMBER 31, 1994

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          ESTIMATES (CONTINUED)

          liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing the financial statements.

NOTE 2.   PROPERTY AND EQUIPMENT

          Property and equipment as of December 31, 1994 consisted of the following:
                                              ESSENTIAL      PRIME        TOTAL
                                               -------      -------      -------
Medical equipment .......................      $ 7,737      $  --        $ 7,737
Dental equipment ........................         --         12,434       12,434
Furniture and fixtures ..................        2,965        4,101        7,066
Transportation equipment ................       17,492         --         17,492
Leasehold improvements ..................         --          8,797        8,797
                                               -------      -------      -------
                                                28,194       25,332       53,526
Accumulated depreciation and
 amortization ...........................        2,275       15,489       17,764
                                               -------      -------      -------
TOTAL ...................................      $25,919      $ 9,843      $35,762
                                               =======      =======      =======

NOTE 3.   NOTE PAYABLE

          Note payable as of December 31, 1994 consisted of the following:

11.7% note payable, collateralized by
transportation equipment, $458 payable
in sixty monthly installments including
interest, due August, 1998  ...................................    $16,326

Current portion ...............................................      3,783

TOTAL .........................................................    $12,543
                                                                   =======

                       ESSENTIAL CARE MEDICAL CENTER, INC.
                                       AND
                           PRIME DENTAL CENTERS, INC.
                     NOTES TO COMBINING FINANCIAL STATEMENTS
                                DECEMBER 31, 1994

NOTE 3.   NOTE PAYABLE (CONTINUED)

          Principal maturities of the note payable subsequent to December 31, 1994 are summarized as follows:

                        DECEMBER 31,                      AMOUNT
                        ------------                     -------
                           1995                          $ 3,783
                           1996                            4,252
                           1997                            4,779
                           1998                            3,512
                                                         -------
                                                         $16,326
                                                         =======

NOTE 4.   COMMITMENT AND RELATED PARTY TRANSACTIONS

          OPERATING LEASES

          Essential leases medical and office equipment under operating leases expiring through 1997. Future minimum lease payments due under these leases for the years ending subsequent to December 31, 1994 are as follows:

                        DECEMBER 31,                      AMOUNT
                        ------------                      ------
                           1995                          $ 9,633
                           1996                            9,633
                           1997                            1,647
                                                         -------
                                                         $20,913
                                                         =======

          MEDICAL AND DENTAL FACILITIES

          The Companies' maintain their medical and dental facilities in a building owned by a company wholly owned by Essential and Prime's stockholders. No rent is charged by this company.

                       ESSENTIAL CARE MEDICAL CENTER, INC.
                                       AND
                           PRIME DENTAL CENTERS, INC.
                     NOTES TO COMBINING FINANCIAL STATEMENTS
                                DECEMBER 31, 1994

NOTE 5.   SUBSEQUENT EVENTS

          SHARE EXCHANGE AGREEMENT

          On June 5, 1995, the stockholders of Essential and Prime entered into a Share Exchange Agreement with TechnoMED, Inc. (TechnoMED) which closed on October 24, 1995. TechnoMED exchanged 575,526 common shares of Heart Labs of America, Inc. (Heart Labs), a public company controlled by TechnoMED, for all outstanding shares of Essential and Prime. As a result of this agreement, the Companies' status as an S corporation was terminated on October 24, 1995.

          NOTES AND LOANS PAYABLE

          ESSENTIAL CARE MEDICAL CENTER, INC.

          1. On December 22, 1995 the Company financed the purchase of transportation equipment amounting to $19,121.

          2. The Company's stockholders and through their wholly-owned entity (Note 4) made noninterest bearing loans totalling $77,000. These loans were repaid in March, 1996.

          3. Subsequent to December 31, 1994, Heart Labs made noninterest bearing advances totalling $365,919.

          4. Subsequent to December 31, 1994, other noninterest and interest bearing loans and notes totalling $17,000 were advanced to the Company.

          PRIME DENTAL CENTERS, INC.

          1. Subsequent to December 31, 1994, the Company's stockholders and through their wholly-owned entity (Note 4) made noninterest bearing loans totalling $12,000.

          2. Subsequent to December 31, 1994, Heart Labs made noninterest bearing advances totalling $10,148.

                           PRIME DENTAL CENTERS, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1993

                           PRIME DENTAL CENTERS, INC.

                                    CONTENTS

                                                                    PAGE
                                                                    ----
Independent Auditor's Report .......................................  1

Financial Statements:

  Balance Sheet ....................................................  2

  Statement of Operations and (Deficit) ............................  3

  Statement of Cash Flows ..........................................  4

  Notes to Financial Statements .................................... 5-7


                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Prime Dental Centers, Inc.
Miami, Florida

I have audited the accompanying balance sheet of Prime Dental Centers, Inc. as of December 31, 1993 and the related statements of operations and (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of Prime Dental Centers, Inc. as of December 31, 1993 and the results of its operations and cash flows for the year then ended conformity with generally accepted accounting principles.

June 10, 1996                                        /s/ EARL COLEN
                                                         CPA PA.

                           PRIME DENTAL CENTERS, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1993

                                     ASSETS

CURRENT ASSETS
 Cash ......................................................           $    517

PROPERTY AND EQUIPMENT .....................................             14,708

TOTAL ASSETS ...............................................           $ 15,225
                                                                       ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Payroll taxes payable .....................................           $  1,987
                                                                       --------

STOCKHOLDERS' EQUITY
 Common stock, $1 par value, 100
  shares authorized and issued .............................                100
Additional paid-in capital .................................             59,017
(Deficit) ..................................................            (45,879)
                                                                       --------
        Total Stockholders Equity ..........................             13,238

TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY ....................................................           $ 15,225
                                                                       ========

                Read accompanying Notes to Financial Statements.

                           PRIME DENTAL CENTERS, INC.
                      STATEMENT OF OPERATIONS AND (DEFICIT)
                          YEAR ENDED DECEMBER 31, 1993

NET FEE INCOME .............................................           $ 46,678

EXPENSES
 Professional services and dental
  supplies .................................................             29,168
 General and administrative ................................              4,757
 Depreciation and amortization .............................              6,743
                                                                       --------
        Total Expenses .....................................             40,668

NET INCOME .................................................              6,010

(DEFICIT) - BEGINNING ......................................            (51,889)
                                                                       --------

(DEFICIT) - ENDING .........................................           $(45,879)
                                                                       ========

                Read accompanying Notes to Financial Statements.

                           PRIME DENTAL CENTERS, INC.
                             STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 1993

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income .................................................           $ 6,010
 Adjustments to reconcile cash to
  net cash provided by operating
  activities:
   Depreciation and amortization ............................             6,743
    (Decrease) in:
     Accounts payable .......................................            (1,846)
     Payroll taxes payable ..................................            (2,013)

NET CASH FLOWS PROVIDED BY OPERATIONS .......................             8,894

CASH FLOWS FROM INVESTING ACTIVITIES:
 Decrease in additional paid-in
  capital ...................................................            (8,516)

NET INCREASE IN CASH ........................................               378

CASH - BEGINNING ............................................               139
                                                                        -------

CASH - ENDING ...............................................           $   517
                                                                        =======

                Read accompanying Notes to Financial Statements.

                           PRIME DENTAL CENTERS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1993

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          DESCRIPTION AND NATURE OF BUSINESS

          Prime Dental Centers, Inc. (Prime) was incorporated under the laws of the State of Florida on April 1, 1992. Located in Miami, Florida, Prime operates a dental office. The Company receives its fee income from Medicare/Medicaid, health maintenance organizations, private insurance and fee for service.

          REVENUE RECOGNITION

          The Company recognizes revenue when the service is rendered. Revenues are adjusted for differences between the Company's established rates for covered services and the amounts paid by third parties.

          ALLOWANCE FOR DOUBTFUL ACCOUNTS

          Accounts receivable is recorded net of an allowance for doubtful accounts. However, as of December 31, 1993, there was no allowance for doubtful accounts. Third party providers represent substantially all of the Company's billings and any rate adjustments by third party providers are reflected as fee adjustments.

          PROPERTY AND EQUIPMENT

          Property and equipment are recorded at cost. Expenditures for major betterments and additions are capitalized while replacements, maintenance and repairs which do not improve or extend the life of the respective assets, are charged to expense currently.

          Depreciation is computed by the accelerated and straight-line methods including the modified accelerated cost recovery system using various rates based generally on the estimated useful lives of the assets. The estimated useful lives are summarized as follows:

           Dental equipment                                 5 years
           Furniture and fixtures                           7 years
           Leasehold improvements                           5 years

                             PRIME DENTAL CENTERS, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                  DECEMBER 31, 1993

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          PROPERTY AND EQUIPMENT (CONTINUED)

          Although the use of the modified accelerated cost recovery system is not generally accepted accounting principles, the effect on depreciation is immaterial.

          INCOME TAXES

          The Company, with the consent of its stockholders, have elected under the Internal Revenue Code to an S corporation. In lieu of corporation income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision (benefit) or liability for federal or state income taxes have been included in these financial statements.

          STATEMENT OF CASH FLOWS

          For purposes of this statement, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

          ESTIMATES

          Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing the financial statements.

NOTE 2.   PROPERTY AND EQUIPMENT

          Property and equipment as of December 31, 1993 consisted of the following:

                             PRIME DENTAL CENTERS, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                  DECEMBER 31, 1993

NOTE 2.   PROPERTY AND EQUIPMENT (CONTINUED)

Dental equipment ..........................................              $12,434
Furniture and fixtures ....................................                4,101
Leasehold improvements ....................................                8,797
                                                                         -------
                                                                          25,332
Accumulated depreciation
 and amortization .........................................               10,624

 TOTAL ....................................................              $14,708
                                                                         =======

NOTE 3.   RELATED PARTY TRANSACTION

          The Company maintains its dental facilities in a building owned by a company wholly owned by Prime's stockholders. No rent is charged by this company.

NOTE 4.   SUBSEQUENT EVENTS

          SHARE EXCHANGE AGREEMENT

          On June 5, 1995, the stockholders of Prime and Essential Care Medical Center, Inc. (Essential), a company related by virtue of common ownership, entered into a Share Exchange Agreement with TechnoMED, Inc. (TechnoMED) which closed on October 24, 1995. TechnoMED exchanged 575,526 common shares of Heart Labs of America, Inc. (Heart Labs), a public company controlled by TechnoMED, for all outstanding shares of Essential and Prime. As a result of this agreement, the Company's status as an S corporation was terminated on October 24, 1995.

          NOTES AND LOANS PAYABLE

          1. Subsequent to December 31, 1993, the Company's stockholders and through their wholly-owned entity (Note 3) made noninterest bearing loans totalling $12,000.

          2. Subsequent to December 31, 1993, Heart Labs made noninterest bearing advances totalling $10,148.

          3. In December, 1995, Essential made noninterest advances totalling $4,500.

HEART LABS OF AMERICA, INC.
PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)
DECEMBER 31, 1994

                                                                        PRO FORMA
                                                     ESSENTIAL CARE     ADJUSTMENTS
                                        HEART LABS  MEDICAL AND PRIME    INCREASE    PRO FORMA
                                        OF AMERICA    DENTAL CARE       (DECREASE)    COMBINED
                                    -----------------------------------------------------------
                   ASSETS
Cash                                      216,348        3,740                         220,088
Accounts Receivable                       421,311       95,111                         516,422
Inventories                                66,210                                       66,210
Prepaid expenses and other                      -                                            -
  current assets                           75,103                                       75,103
Income tax receivable                     137,316                                      137,316
                                    -----------------------------------------------------------
    Total current assets                  916,288       98,851                       1,015,139

Property and equipment, net             2,242,686       35,762                       2,278,448

Investment in Essential/Prime                                   a       705,019        705,019
                                                                b      -705,019       -705,019
Goodwill, net                             202,670               b       369,561        572,231
Patent rights, net                        249,001                                      249,001
Other assets                               61,327                                       61,327
                                    -----------------------------------------------------------

    Total assets                        3,671,972      134,613          369,561      4,176,146
                                    ===========================================================

Liabilities and Shareholders'
  Equity

Current liabilities:
Accounts payable                          659,054       33,403                         692,457
Notes payable                              16,735        3,784                          20,519
Long-term debt and capital lease                                                             -
  obligations in default                1,135,991                                    1,135,991
Current portion of long-term debt          13,293                                       13,293
Current portion of capital lease                -                                            -
   obligations                             49,335                                       49,335
Accrued liabilities                       164,049       21,067                         185,116
Note payable to related party              58,737                                       58,737
                                    -----------------------------------------------------------
   Total current liabilities            2,097,194       58,254                       2,155,448
                                                                                             -
Long-term debt, net                         9,952       12,543                          22,495
Capital lease obligations, net             94,792                                       94,792
Minority interest                          33,157                                       33,157
                                                                                             -
Shareholders' equity:                   1,436,877       63,816     (a)  705,019      2,205,712
                                                                   (b) -335,458       -335,458
Total liabilities and shareholders'                                                          -
  equity                                3,671,972      134,613          369,561      4,176,146
                                    ===========================================================

HEART LABS OF AMERICA, INC.
PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                                                            PRO FORMA
                                                        ESSENTIAL CARE     ADJUSTMENTS
                                           HEART LABS  MEDICAL AND PRIME    INCREASE    PRO FORMA
                                           OF AMERICA   DENTAL CARE        (DECREASE)    COMBINED
Revenue:
  Revenue from operations ...............   3,582,968     434,703                       4,017,671
  Interest income .......................     120,562        --                           120,562
  Other revenue .........................      20,303        --                            20,303
                                         --------------------------------------------------------
Total Revenue ...........................   3,723,833     434,703                       4,158,536

Cost and expenses:
  Cost of services ......................   2,149,251     448,706                       2,597,957
  General and Administrative ............   1,946,151      94,453                       2,040,604
  Depreciation and Amortization .........     805,925       7,140       (c)  36,956       850,021
  Provision for bad debts ...............     745,051        --                           745,051
  Write off of goodwill .................     560,482        --                           560,482
   Interest expense .....................     119,980       2,782                         122,762
                                         --------------------------------------------------------
Total cost and expenses .................   6,326,840     553,081                       6,879,921

Other income (losses):
  Loss on sale of investments ...........     -92,360        --                           -92,360
  Write-off of notes receivable
    and investment ......................    -927,460        --                          -927,460
                                         --------------------------------------------------------
                                           -1,019,820        --                        -1,019,820

Loss before income taxes ...............   -3,622,827    -118,378                      -3,741,205
Benefit for income taxes
  Current ...............................     -59,000        --                           -59,000
  Deferred ..............................        --          --                              --
                                         --------------------------------------------------------
                                              -59,000        --                           -59,000

Net loss ................................  -3,563,827    -118,378                      -3,682,205
                                         ========================================================
Loss per share ..........................        1.67                                        1.24

Weighted average common shares
  outstanding, excluding contingently
  issuable shares .......................   2,131,467                                   2,959,125

HEART LABS OF AMERICA, INC.
NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

(a) The following pro forma adjustments reflect Heart Labs of America, Inc.'s ("Heart Labs") purchase of Essential Care Medical Centers, Inc. ("Essential") and Prime Dental Centers, Inc. ("Prime"):

               Common stock issued                           $705,019

               Investment in Essential and Prime             $705,019

(b) The following pro forma adjustments are made to reflect estimated fair value adjustments at December 31, 1994 and to estimate Heart Labs' investment in Essential and Prime:

               Essential and Prime-net assets as reported     $335,458

               Fair value adjustments
               Goodwill                                       $369,561

               Investment in Essential and Prime              $705,019

        Pursuant to Article 11 of Regulation S-X (Reg. 210-11-02) the Company has furnished a pro forma statement of operations for the twelve months ended 12/31/94 for Heart Labs of America, Inc. and the twelve months ended 12/31/94 for Essential Care Medical Centers, Inc. and Prime Dental Care, Inc.The statement of operations has been prepared as if the acquisition occurred as of the beginning of their respective periods.

(c) The following pro forma adjustments are incorporated in the pro forma condensed statement of operations:

                                                            Year ended
                                                        December 31, 1994
        1.     Increase in amortization                     $(36,956)